Stock-Based Compensation	9 Months Ended
Sep. 30, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 14 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International, Inc. maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International, Inc. to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International, Inc. common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International, Inc. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

At January 1, 2011, there was $0.5 million of unrecognized compensation cost relating to outstanding unvested stock options. As a result of the change in control resulting from the UCI Acquisition discussed in Note 2, the remaining unvested stock options became vested. This cost was recognized by UCI International as the Predecessor in January 2011. Compensation expense of $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period January 1, 2011 through January 25, 2011.